                                                 Registration No. 333-__________
    As filed with the Securities and Exchange Commission on January 21, 2000
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                       ANCOR COMMUNICATIONS, INCORPORATED
             (Exact name of registrant as specified in its charter)

            Minnesota                                       41-1569659
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                              --------------------

                            6321 Bury Drive, Suite 13
                          Eden Prairie, Minnesota 55346
                          (Address, including zip code,
                  of registrant's principal executive offices)

                              --------------------

                       Ancor Communications, Incorporated
                  1994 Non-Employee Director Stock Option Plan
                            (Full title of the plan)

                              --------------------

                             Kenneth E. Hendrickson
                       Ancor Communications, Incorporated
                            6321 Bury Drive, Suite 13
                          Eden Prairie, Minnesota 55346
                                 (612) 932-4000
                      (Name, address and telephone number,
              including area code, of agent for service of process)

                              --------------------

                                    Copy to:
                               Amy E. Ayotte, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                           Minnesota, Minnesota 55402
                                 (612) 340-6323

                              --------------------

                                           CALCULATION OF REGISTRATION FEE
===================================================================================================================

                                                        Proposed maximum      Proposed maximum
                                      Amount to be     offering price per    aggregate offering         Amount of
Title of securities to be registered   registered         share(1)                price            registration fee
-------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value           285,000             $34.875            $9,939,375.00           $2,624.00
===================================================================================================================
(1)   Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based upon the average of the high and low prices for shares of the Registrant's Common Stock on January 19, 2000, as
      reported by the Nasdaq National Market.
===================================================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         Pursuant to General Instruction E of Form S-8, this Registration Statement on Form S-8 relates to additional shares of Common Stock to be issued by the Registrant pursuant to options granted under its 1994 Non-Employee Director Stock Option Plan (the "Plan"). The Board of Directors of the Registrant authorized an increase in the number of shares of the Registrant's common stock authorized and available for issuance pursuant to options granted under the Plan from 15,000 to 300,000 shares. The Registrant hereby incorporates by reference the contents of its previously filed Registration Statement on Form S-8 relating to the Plan (Commission File No. 33-95138).

Item 3.  Incorporation of Documents by Reference.

         The following documents which have been filed with the Securities and Exchange Commission (the "Commission") by Ancor Communications, Incorporated (the "Company") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), are incorporated herein by reference:

         (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

         (b)      Quarterly Report on Form 10-Q for the quarter ended March 31,
                  1999.

         (c)      Quarterly Report on Form 10-Q for the quarter ended June 30,
                  1999.

         (d) Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

         (e)      Current Report on Form 8-K filed on June 11, 1999.

         (f)      Current Report on Form 8-K filed on July 16, 1999.

         (g)      Current Report on Form 8-K filed on July 22, 1999.

         (h)      Current Report on Form 8-K filed on December 8, 1999.

         (i) The description of the Company's Common Stock contained in any registration statement or report filed by the Company under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document all or part of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.  Exhibits.

         Exhibit
         Number            Description
         ------            -----------

          5.1      Opinion of Dorsey & Whitney LLP

         23.1      Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

         23.2      Consent of KPMG LLP

         23.3      Consent of McGladrey & Pullen, LLP

         24        Power of Attorney

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on the 20th day of January, 2000.

                                ANCOR COMMUNICATIONS, INCORPORATED


                                By /s/ Steven E. Snyder
                                   ----------------------------------
                                   Steven E. Snyder
                                   Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 20, 2000


       Signature                                 Title
       ---------                                 -----

Kenneth E. Hendrickson*              Chief Executive Officer and Director
                                     (principal executive officer)


/s/ Steven E. Snyder                 Chief Financial Officer
-------------------------            (principal financial officer)
Steven E. Snyder


Amyl Ahola*                          Director


-------------------------            Director
Gerald M. Bestler


Thomas F. Hunt, Jr.*                 Director


Paul F. Lidsky*                      Director


-------------------------            Director
John F. Carlson


Michael L. Huntley*                  Director


*By /s/ Steven E. Snyder
-------------------------
Steven E. Snyder
Attorney-in-Fact

                                EXHIBIT INDEX TO
                                    FORM S-8

                       Ancor Communications, Incorporated


      Exhibit
      Number      Description
      ------      -----------

        5.1       Opinion of Dorsey & Whitney LLP

       23.1       Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

       23.2       Consent of KPMG LLP

       23.3       Consent of McGladrey & Pullen, LLP

       24         Power of Attorney